UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 23, 2010
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland	001-32265	760753089
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     American Campus Communities, Inc. (the “Company”) has entered into an amendment to employment agreement, effective as of March 23, 2010, with each of William C. Bayless, Jr., Greg A. Dowell, Jonathan A. Graf, James C. Hopke, Jr. and James E. Wilhelm III. The primary purpose of each such amendment was to provide for the acceleration of vesting of restricted stock awards if the Company terminates an executive’s employment without cause or the executive terminates his employment for good reason, retirement, death or disability. In addition, the employment agreement with Mr. Graf was amended to provide that if the Company terminates his employment without cause or Mr. Graf terminates his employment for good reason, he will be entitled to a cash payment equal to 200% times the sum of his then-current annual base salary plus the average annual bonus paid or payable in respect of the last prior three years payable over the remaining term of his non-competition agreement plus his prorated annual bonus for the year in which the termination occurs, rather than 100% times such sum as set forth in the original agreement.
     Such amendments are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 and are incorporated herein by reference. The foregoing summary description of such amendments is qualified in its entirety by reference to such amendments.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits
     The Exhibits to this Report are listed on the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2010	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX
Exhibit
Number	Title
99.1	Third Amendment to Employment Agreement, dated as of March 23, 2010, between William C. Bayless, Jr. and American Campus Communities, Inc.

99.2	Second Amendment to Employment Agreement, dated as of March 23, 2010, between Greg A. Dowell and American Campus Communities, Inc.

99.3	First Amendment to Employment Agreement, dated as of March 23, 2010, between Jonathan A. Graf and American Campus Communities, Inc.

99.4	Second Amendment to Employment Agreement, dated as of March 23, 2010, between James C. Hopke, Jr. and American Campus Communities, Inc.

99.5	First Amendment to Employment Agreement, dated as of March 23, 2010, between James E. Wilhelm III and American Campus Communities, Inc.

99.6	Employment Agreement, dated as of August 11, 2004, between William C. Bayless, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 10.6 to American Campus Communities, Inc.’s Registration Statement on Form S-1 (Registration No. 333-114813).

99.7	First Amendment to Employment Agreement, dated as of April 28, 2005, between William C. Bayless, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

99.8	Second Amendment to Employment Agreement, dated as of November 1, 2007, between William C. Bayless, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on November 5, 2007.

99.9	Employment Agreement, dated as of April 28, 2005, between Greg A. Dowell and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

99.10	First Amendment to Employment Agreement, dated as of November 1, 2007, between Greg A. Dowell and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on November 5, 2007.

Exhibit
Number	Title
99.11	Employment Agreement, dated as of November 1, 2007, between Jonathan A. Graf and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on November 5, 2007.

99.12	Employment Agreement, dated as of April 18, 2005, between James C. Hopke, Jr., and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on May 3, 2005.

99.13	First Amendment to Employment Agreement, dated as of November 1, 2007, between James C. Hopke, Jr. and American Campus Communities, Inc. Incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K of American Campus Communities, Inc. (File No. 001-32265) filed on November 5, 2007.

99.14	Employment Agreement, dated as of January 30, 2009, between James E. Wilhelm III and American Campus Communities, Inc.

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